Exhibit 99.4

EXECUTION COPY

TRANSITION SERVICES AGREEMENT

          THIS TRANSITION SERVICES AGREEMENT (this “Transition Services Agreement”), dated as of December 20, 2007, is made by and between NMS COMMUNICATIONS CORP., a Delaware corporation (“NMS” or “Seller”), and VERSO BACKHAUL SOLUTIONS, INC., a Georgia corporation (“Backhaul”).

RECITALS:

          WHEREAS, Seller and Verso Technologies, Inc., a Minnesota corporation (“Buyer”) have entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”), dated as of the date hereof, pursuant to which Buyer has the right to acquire certain assets of Seller as more particularly described in the Asset Purchase Agreement (all capitalized words and terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement);

          WHEREAS, Buyer has designated Backhaul as a Buyer Designee for purposes of the Asset Purchase Agreement, and Buyer has assigned to Backhaul the right to receive the Purchased Assets pursuant to that certain Assignment of Asset Purchase Agreement between Buyer and Backhaul dated as of the date hereof; and

          WHEREAS, in order to provide for an efficient and orderly transition of ownership and management of the Purchased Business, the parties hereto deem it to be appropriate and in the best interests of the parties and have agreed that Seller will provide certain transitional services to Buyer or its Buyer Designee, all on the terms and conditions set forth herein on an interim basis after the date hereof;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          1. Services. Seller shall, subject to the terms and provisions of this Transition Services Agreement, provide to Backhaul or its Affiliates as directed by and at the request of Backhaul the support and services described on Schedule A attached hereto (the “Services”).

          2. Term. Subject to Section 5 hereof, the term of this Transition Services Agreement shall be from the date of Closing (the “Effective Date”) to and including ninety (90) days after the Effective Date (the “Term”).

          3. Consideration. Backhaul shall pay, and Seller shall accept, as consideration for the Services to be rendered hereunder, as applicable, the amounts set forth on Schedule B attached hereto for such Services rendered (such amounts hereinafter referred to as the “Service Fees”). To the extent that Backhaul has provided notice to reduce Services in accordance with

Section 7, the Services Fees shall be appropriately reduced for Services provided after the effective date of the reduction of such Services under Section 7.

          4. Payment Terms. On or about the tenth (10th) day of the calendar month next following the calendar month in which Services have been performed hereunder, Seller shall submit in writing to Backhaul one or more statements setting forth in reasonable detail the Service Fees for the provision of such Services for such prior calendar month and which are to be paid by Backhaul pursuant to Schedule B. Backhaul shall pay the amounts due Seller for such Services, in full, by the tenth (10th) day of the second calendar month following the month in which the Services were performed; provided, however, that if Backhaul in good faith disputes any of the information set forth in the written statements received from Seller pursuant hereto (the Service Fees determined from such information, the “Disputed Fees”), then Backhaul shall promptly give Seller written notice of such dispute specifying in reasonable detail the basis therefor, and Seller and Backhaul shall negotiate in good faith to resolve any such dispute. In the event Backhaul and Seller are unable to resolve any dispute regarding any such Disputed Fees within fifteen (15) days following notice of such dispute, such dispute shall be submitted to, and all issues having a bearing on such dispute shall be resolved in mediation of the most senior officers of Buyer and Seller respectively. Notwithstanding anything herein to the contrary, Backhaul shall be relieved of the obligation to pay any Disputed Fees until the good faith dispute relating thereto has been resolved, and Seller shall be relieved of the obligation to perform any Services related to the Disputed Fees until such resolution.

          5. Terms for Provision of Services.

                    (a) Standard of Care. Subject to applicable law, Seller shall provide the Services to Backhaul exercising the same degree of care, priority and diligence as (i) had been provided by Seller in rendering such Services for its own operations prior to Closing (and in accordance with the requirements set forth on Schedule A) and (ii) Seller provides its remaining operating businesses in conducting such businesses (as applicable, the “Standard of Care”).

                    (b) Maintenance and Enhancements. In providing the Services hereunder, Seller shall maintain its equipment and systems and implement upgrades and enhancements thereto in the same manner and to the same extent as Seller did in its own operations prior to the date hereof and as otherwise reasonably requested by Backhaul.

                    (c) Management and Control. Subject to the Standard of Care and the other terms of this Transition Services Agreement, management of and control over the provision of the Services (including, without limitation, the determination or designation at any time of the employees or other resources of Seller to be used in connection with the Services) shall reside with Seller in its reasonable discretion.

                    (d) Mutual Cooperation. During the Term, the parties shall reasonably cooperate in good faith with each other to facilitate an orderly transition of responsibility for the Services from Seller to Backhaul.

          6. Right of Access and Use.

                    (a) Seller hereby grants to Backhaul the right to access and use the Seller’s computing systems and networks necessary for Backhaul to receive the benefit of the Services, in the sole manner described below, and for the sole purpose of operating and managing the Purchased Business and facilitating the orderly transition of the ownership and administration of the Purchased Business during the Term. Such computing systems and networks of Seller shall be cumulatively described as the “Transition Period Systems.”

                              (i) Notwithstanding anything therein to the contrary, Backhaul agrees that neither Backhaul nor any of its employees or users shall: (A) take any action which would result in the destruction, alteration or loss of any information contained in any of the Transition Period Systems; (B) introduce any computer viruses or other harmful software programs which may damage the Transition Period Systems; (C) attempt in any way to determine the source code of any Seller’s proprietary purchased or licensed software used in the Transition Period Systems, or modify, disassemble, reverse assemble, decompile, reverse engineer or create derivative works based on such proprietary purchased or licensed software; (D) use the Transition Period Systems for any purposes other than as permitted by this Transition Services Agreement; (E) remove any proprietary notices, labels or marks on such proprietary purchased or licensed software or (F) disclose (except as otherwise permitted by subsection (b) below) any of Seller’s Proprietary Information (defined below) to any other Person.

                              (ii) Backhaul understands that its employees and contractors shall be on the Seller’s network(s) on an “as needed” basis only and agrees to ensure its employees and contractors do not attempt to access any other applications or servers of Seller other than those expressly permitted hereunder.

                    (b) Intellectual Property Ownership. The Transition Period Systems includes proprietary purchased software of Seller. The Transition Period Systems and all components thereof, as well as all trade secrets, know-how, methods of doing business, business logic, inventions, designs, and other intellectual property rights relating thereto, whether made available to Buyer prior to or after the Closing (the “Seller Proprietary Information”), are confidential and proprietary information of Seller, are not part of the Purchased Business, and shall at all times be and remain the sole and exclusive property of Seller or the original vendor, as appropriate, and Backhaul shall have no right, title or interest therein or thereto except as to the right to access granted herein subject to the terms and conditions of this Transition Services Agreement, the requirements of any applicable data privacy laws and the terms and conditions of any Third Party license agreement relating to any component of the Transition Period Systems licensed from a Third Party; it being understood that, notwithstanding anything herein to the contrary, none of the Assigned Intellectual Property or Licensed Intellectual Property shall constitute Seller Proprietary Information hereunder. Backhaul shall have no right to transfer, sublicense, rent, distribute or grant any rights in Seller Proprietary Information in any form to any other Person.

                    (c) Protection of Purchased Assets. Notwithstanding anything therein to the contrary, Seller agrees that neither Seller nor any of its employees or users shall: (A) take any action which would result in the destruction, alteration or loss of any information contained in the Purchased Assets; (B) introduce any computer viruses or other harmful software programs which may damage the Purchased Assets; (C) attempt in any way to modify, disassemble, reverse assemble, decompile, reverse engineer or create derivative works based on the Purchase Assets; (D) access or use the Purchased Assets for any purposes other than as permitted by this Transition Services Agreement; or (E) remove any proprietary notices, labels or marks on the Purchased Assets.

          7. Termination.

                    (a) Automatic Termination. Subject to Sections 2 and 5, this Transition Services Agreement will automatically terminate at the expiration of the Term.

                    (b) Early Termination of Services. Each party acknowledges that the primary purpose of this Transition Services Agreement is for Seller to provide the Services on an interim basis until Backhaul can perform the Services for itself or acquire the Services from a third party vendor, on an orderly transition basis. Accordingly, Backhaul shall use its best efforts to take such action as shall be necessary for it to provide the Services for itself or acquire the Services from a third party vendor within the Term. From time to time, Backhaul may, upon prior written notice to Seller, specify any Services it no longer requires (the “Cut-Off Notice”). Backhaul shall have no obligation to pay for any Services specified in the Cut-Off Notice rendered after the effective date of the Cut-Off Notice; provided, however, that if in connection with the cut off of the Services subject to such Cut-Off Notice Seller is obligated to give any termination notice to any Third Party, then Backhaul shall continue to pay for such Services until the date upon which Seller’s termination notice to such Third Party is effective. Each Cut-Off Notice shall be irrevocable, and, accordingly, from and after the effective date of Each Cut-Off Notice, Seller shall no longer have any obligation to provide to Backhaul the Services covered by such Cut-Off Notice.

                    (c) Termination for Payment Breach. If Backhaul fails to pay any amount (other than any Disputed Fees for so long as the dispute relating thereto is unresolved) due to Seller hereunder when due, Seller may terminate this Transition Services Agreement upon thirty (30) days’ written notice to Backhaul, unless Backhaul cures such breach within ten (10) days after such notice by payment in full of the amount due.

                    (d) Termination for Non-Payment Breach. If either Seller or Backhaul (the “Defaulting Party”) fails adequately to perform in any material respect any of its material obligations under this Transition Services Agreement (other than a breach by Buyer of a payment obligation hereunder), whether voluntarily or involuntarily, the other party (the “Non-Defaulting Party”) may terminate this Transition Services Agreement upon thirty (30) days’ written notice to the Defaulting Party that it has so failed to perform such obligation under the this Transition Services Agreement, unless the Defaulting Party cures such breach within ten (10) days after such notice to the reasonable satisfaction of the Non-Defaulting Party.

          8. Effect of Termination. Upon termination of any Service hereunder or upon termination of this Transition Services Agreement in accordance with its terms, Seller shall have no further obligation to provide the terminated Service or, in the case of termination of this Transition Services Agreement, to provide any Services or to perform any other obligation hereunder, and Backhaul shall have no further obligation to purchase any terminated Service, or in the case of termination of this Transition Services Agreement, to purchase any Services or to perform any other obligation hereunder; provided, however, that the termination of any such Service or the termination of this Transition Services Agreement shall not relieve a party of its obligations to comply with the provisions of this Transition Services Agreement which have accrued prior to the effective date of such termination. Notwithstanding the foregoing, the provisions of Sections 4, 6(b), 11 and 16 shall survive termination of this Transition Services Agreement as to any Service or as to all Services in accordance with their terms.

          9. Independent Contractor. Seller shall be an independent contractor in the performance of its obligations hereunder and shall have no authority to bind Backhaul or its Affiliates with respect to Third Parties. Nothing in this Transition Services Agreement shall establish or be deemed to have established any fiduciary relationship between the parties hereto. The parties’ respective rights and obligations hereunder shall be limited to the contractual rights and obligations expressly set forth herein on the terms and conditions set forth herein.

          10. Force Majeure. Neither party shall be in default of its obligations hereunder (other than a breach of a payment obligation) for any delays or failure in performance resulting from any cause or circumstance beyond such party’s reasonable control as long as the party exercises commercially reasonable efforts to perform its obligations in a timely manner. A party that is unable to fulfill any of its obligations hereunder due to any such cause or circumstance beyond such party’s reasonable control shall (i) promptly after the occurrence thereof give notice to the other party with details of such cause or circumstance and (ii) use its commercially reasonable efforts to remedy such cause or circumstance as promptly as practicable and to thereupon promptly resume performance. If any such occurrence prevents Seller from providing any of the Services, Seller shall cooperate with Backhaul in obtaining, at Backhaul’s sole expense, an alternative source for the affected Services, and Backhaul shall be released from any payment obligation with respect to such Services during the period of such force majeure.

          11. Limitation of Liability; Indemnification.

                    (a) Backhaul agrees to indemnify, defend and hold harmless Seller and any Seller Indemnified Party from and against (i) all liabilities, obligations and damages paid, suffered or incurred by Seller or any Seller Indemnified Party arising out of or in connection with a breach by Backhaul of this Transition Services Agreement and (ii) all other liabilities, obligations and damages paid, suffered or incurred by Seller and any Seller Indemnified Party arising out of or in connection with the Services rendered pursuant to this Transition Services Agreement, other than the obligations of Seller under this Transition Services Agreement and other than liabilities, obligations or damages described in this clause (ii) resulting from the willful breach by Seller of this Transition Services Agreement or the willful misconduct or gross negligence by Seller, any Affiliate thereof or any director, officer, employee or agent of Seller or Affiliate thereof.

                    (b) Seller agrees to indemnify, defend and hold harmless Backhaul and any Buyer Indemnified Party from and against all (i) all liabilities, obligations and damages paid, suffered or incurred by Backhaul or any Buyer Indemnified Party arising out of or in connection with a breach by Seller of this Transition Services Agreement and (ii) all other liabilities, obligations and damages paid, suffered or incurred by Backhaul and any Buyer Indemnified Party arising out of or in connection with the Services rendered pursuant to this Transition Services Agreement, other than the obligations of Backhaul under this Transition Services Agreement and other than liabilities, obligations or damages described in this clause (ii) resulting from the willful breach by Backhaul of this Transition Services Agreement or the willful misconduct or gross negligence by Backhaul, any Affiliate thereof or any director, officer, employee or agent of Backhaul or Affiliate thereof. In no event shall the amounts paid by Seller under this Section 11(b) exceed an amount equal to $30,000 plus the amount of any Services Fees received by Seller hereunder, except in the case of gross negligence or willful misconduct of Seller or any director, officer, employee or agent of Seller.

                    (c) Any indemnification claims made hereunder shall be made in accordance with the procedure set forth in Section 9.3 of the Asset Purchase Agreement.

                    (d) The provisions of this Section 11 shall be the exclusive remedy of the parties hereto against any other party with respect to matters arising under or in connection with this Transition Services Agreement and the Services. Each party acknowledges that no claim for indemnification shall be made under the Asset Purchase Agreement with respect to matters arising under or in connection with this Transition Services Agreement and the Services.

                    (e) Notwithstanding anything in this Transition Services Agreement to the contrary, neither party shall have any liability, direct or indirect, under or in respect of this Transition Services Agreement under any theory of tort, contract, strict liability or other legal or equitable theory, to any Indemnified Party, except as set forth in Section 11 of this Transition Services Agreement, and neither party shall be liable under this Section 11 under any circumstances for any consequential, punitive or exemplary damages, lost profits or damages determined as a multiple of income, revenue or the like..

          12. Severability. The provisions of this Transition Services Agreement are severable, and in the event that any one or more provisions are deemed illegal or unenforceable the remaining provisions shall remain in full force and effect unless the deletion of such provision shall cause this Transition Services Agreement to become materially adverse to either party, in which event the parties shall use reasonable commercial efforts to arrive at an accommodation that best preserves for the parties the benefits and obligations of the offending provision.

          13. Notices and Invoices. All notices and other communications (other than invoices) required or permitted to be given or delivered hereunder shall be given in accordance with Section 10.1 of the Asset Purchase Agreement.

          14. Governing Law; Amendment. This Transition Services Agreement may be amended at any time but only by a written amendment executed on behalf of Seller and Backhaul. THIS TRANSITION SERVICES AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS PERFORMED ENTIRELY WITHIN THAT STATE, IRRESPECTIVE OF THE CHOICE OF LAWS PRINCIPLES OF THE STATE OF GEORGIA, AS TO ALL MATTERS, INCLUDING, WITHOUT LIMITATION,

MATTERS OF VALIDITY, CONSTRUCTION, EFFECT, ENFORCEABILITY, PERFORMANCE AND REMEDIES.

          15. Waiver of Jury Trial. Each party hereby waives, and agrees to cause each of its Affiliates to waive, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Transition Services Agreement. Each party (i) certifies that no representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Transition Services Agreement by, among other things, the mutual waivers and certifications in this Section 15.

          16. Confidentiality. Each party shall keep confidential and to cause its Affiliates and their respective officers, directors, employees and representatives to keep confidential the Schedules to this Transition Services Agreement and all information received from the other party regarding the Services or the business and affairs of the other party, including, without limitation, any information received with respect to the Buyer, Backhaul or Seller, and to use such information only for the purposes set forth in this Transition Services Agreement (including, without limitation, to support conducting the Purchased Business during the Term) unless otherwise agreed to in writing by the party from which such information was received. In the event a party is required by any court or legislative or administrative body (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigation demand or similar process) to disclose any confidential information provided pursuant to this Transition Services Agreement, the party shall provide the other party with prompt notice of such requirement in order to afford the other party an opportunity to seek an appropriate protective order or other remedy. However, if the other party is unable to obtain or does not seek such protective order and the party required to disclose the confidential information is, in the opinion of its counsel, legally compelled to disclose such confidential information, disclosure of such information may be made without liability under this Transition Services Agreement. The covenants in this Section 16 shall survive any termination of this Transition Services Agreement for a period of three (3) years from the date such termination becomes effective.

          17. Counterparts. This Transition Services Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered by facsimile or “pdf”.

          18. Captions. The titles, captions and table of contents contained in this Transition Services Agreement are inserted herein only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Transition Services Agreement or the intent of any provision hereof. Unless otherwise specified to the contrary, all references to Sections are references to Sections of this Transition Services Agreement and all references to Schedules are references to Schedules to this Transition Services Agreement.

          19. Provisions Unaffected. Nothing contained in this Transition Services Agreement shall affect the rights and obligations of the parties or Backhaul under to the Asset Purchase Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Transition Services Agreement as of the date first written above.

NMS COMMUNICATIONS CORP.

By:	/s/ Robert Schechter

Name: Robert Schechter

Title: CEO/President

VERSO BACKHAUL SOLUTIONS, INC.

By:	/s/ Martin D. Kidder

Name: Martin D. Kidder

Title: President

Transition Services Agreement

Schedule A

[Intentionally Omitted]

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Schedule B

[Intentionally Omitted]

4